UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2018

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 800
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On January 24, 2018 (the “Effective Date”), CTI BioPharma Corp., a Delaware corporation (“CTI DE” or, after giving effect to the Reincorporation Merger (defined below), the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CTI BioPharma Corp., a Washington corporation and then parent company of the Company (“CTI WA”), pursuant to which CTI WA would merge with and into CTI DE for the sole purpose of reincorporating CTI WA in the State of Delaware (the “Reincorporation Merger”). The Reincorporation Merger and the Merger Agreement were approved by the Board of Directors of CTI WA and by a majority of the votes actually cast by the shareholders entitled to vote at CTI WA’s Special Meeting of Shareholders held on January 24, 2018 (the “Special Meeting”).
On the Effective Date, CTI DE and CTI WA effected the Reincorporation Merger, thereby changing the state of incorporation of CTI BioPharma Corp. from the State of Washington to the State of Delaware pursuant to the Merger Agreement. The Reincorporation Merger was accomplished by the filing of (i) articles of merger with the Secretary of State of the State of Washington (the “Washington Articles of Merger”) and (ii) a certificate of merger (the “Delaware Certificate of Merger”) and the Company’s Certificate of Incorporation (the “Delaware Charter”) with the Secretary of State of the State of Delaware. As of the Effective Date, the rights of CTI WA’s stockholders began to be governed by the General Corporation Law of the State of Delaware, the Delaware Charter and the Bylaws of the Company (the “Delaware Bylaws”). As a result of the Reincorporation Merger, CTI WA has ceased to exist as a separate entity.
CTI DE’s common stock, par value $0.001 per share (the “Common Stock”), will continue to trade on Nasdaq. The Company’s trading symbol remains as “CTIC.”. In accordance with Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shares of Common Stock of the Company were deemed to be registered under Section 12(b) of the Exchange Act as a successor to CTI WA. The Delaware Charter authorizes the same number of shares of the Common Stock and each class of preferred stock of CTI WA, except that all subseries of Series N Preferred Stock are eliminated and reclassified as Series N Preferred Stock and the number of authorized Series N Preferred Stock is reduced to 575. In addition, each share of CTI DE common stock and preferred stock has a par value of $0.001 per share.
The Reincorporation Merger changed the legal domicile of CTI WA, but did not result in any change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, the Company succeeded to all of the assets and assumed all of the liabilities of CTI WA. The officers and directors of CTI WA are the officers and directors of the Company. As a result of the Reincorporation Merger, the Company has assumed all of the CTI WA employee benefit plans and stock incentive plans in effect at the Effective Date, including CTI WA’s 2017 Equity Incentive Plan, 2015 Equity Incentive Plan, 2007 Equity Incentive Plan, and 2007 Employee Stock Purchase Plan (the “Stock Plans”) and any and all stock options, restricted stock and restricted stock unit awards, and other equity-based awards that are outstanding under any of the Stock Plans or any individual award agreements outside of the Stock Plans (the “Outstanding Awards”). The Company has also assumed CTI WA’s rights plan with Computershare Trust Company, N.A., as rights agent, dated as of December 28, 2009 and amended on August 31, 2012, December 3, 2012, December 1, 2015 and September 22, 2017 (the “Rights Plan”). The description of the Rights Plan contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Shareholder Rights Agreement filed as Exhibit 4.1 to the Form 8-K filed by CTI WA on December 28, 2009, the First Amendment to Shareholder Rights Agreement filed as Exhibit 4.1 to the Form 8-K filed by CTI WA on September 4, 2012, the Second Amendment to Shareholder Rights Agreement filed as Exhibit 4.1 to the Form 8-K filed by CTI WA on December 7, 2012, the Third Amendment to Shareholder Rights Agreement filed as Exhibit 4.1 to the Form 8-K filed by CTI WA on December 1, 2015, and Fourth Amendment to Shareholder Rights Agreement filed as Exhibit 4.1 to the Form 8-K filed by CTI WA on September 26, 2017, all of which are incorporated into this Item 1.01 by reference.
In connection with the Reincorporation Merger, the Company has entered into indemnification agreements with each of its executive officers and directors in which the Company agrees to hold harmless and indemnify the officer or director to the fullest extent permitted by Delaware law. The foregoing description of the indemnification agreements is a summary and is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
On the Effective Date, the Reincorporation Merger triggered an automatic delisting of CTI WA’s common stock from the Borsa Italiana exchange.
The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed by the Company as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.
Item 3.03.    Material Modification to Rights of Security Holders.
The disclosure required by this Item and included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03.    Adjustments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The disclosure required by this Item and included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Delaware Charter is attached hereto as Exhibit 3.1 and the Delaware Bylaws are attached hereto as Exhibit 3.2.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The disclosure required by this Item and included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
At the Special Meeting, CTI WA’s shareholders voted on and approved the two proposals listed below. The proposals are described in detail in CTI WA’s definitive proxy statement for the Special Meeting (the “Proxy”), filed with the Securities and Exchange Commission on December 8, 2017. The final results for the votes regarding each proposal are set forth below. The total number of outstanding shares of CTI WA’s common stock entitled to vote at the meeting (based on the December 5, 2017 record date) was 42,968,066 votes, and there were present at the meeting, in person or by proxy, 18,634,354 votes, which number constituted a quorum for the meeting. The results of the voting of each such matter are presented below.
Proposal 1: Approval of Delaware Reincorporation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,489,913	56,486	87,955	—
Proposal 2: Approval of the Adjournment of the Special Meeting, if Necessary or Appropriate, to Solicit Additional Proxies

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,476,602	116,410	41,342	—

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated January 24, 2018, by and between CTI BioPharma Corp., a Washington corporation, and CTI BioPharma Corp., a Delaware corporation.
3.1	Certificate of Incorporation of CTI BioPharma Corp., a Delaware corporation, dated January 24, 2018.
3.2	Bylaws of CTI BioPharma Corp., a Delaware corporation.
10.1	Form of Indemnification Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: January 24, 2018	By:	/s/ David H. Kirske
David H. Kirske
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
2.1	Agreement and Plan of Merger, dated January 24, 2018, by and between CTI BioPharma Corp., a Washington corporation, and CTI BioPharma Corp., a Delaware corporation.
3.1	Certificate of Incorporation of CTI BioPharma Corp., a Delaware corporation, dated January 24, 2018.
3.2	Bylaws of CTI BioPharma Corp., a Delaware corporation.
10.1	Form of Indemnification Agreement.